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                                                                     (EXHIBIT 6)

                                                                April 30, 1998

Providentmutual Life and Annuity Company of America
300 Continental Drive
Newark, DE 19713

Gentlemen:

I hereby consent to the reference to my name under the caption "Experts" in the Prospectus filed as part of the Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 (File No. 333-10321) for the Providentmutual Variable Life Separate Account.

                                            Sincerely,

                                            Scott V. Carney, FSA, MAAA
                                            Actuary